SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 29, 2002



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                  333-68812               13-6357101
----------------------------        ---------               ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)             File No.)           Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events

         GS Mortgage Securities Corp. (the "Company") registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of additional yield tables and other computational materials for one or more classes of Mortgage Pass-Through Certificates, Series 2002-3F (collectively, the "Computational Materials") prepared by Goldman, Sachs & Co. (the "Underwriter") for an offering of $306,022,034 of Mortgage Pass-Through Certificates, Series 2002-3F (the "Certificates") pursuant to the Registration Statement. This transaction closed on May 29, 2002. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GS Mortgage Securities Corp.

                                    By:  /s/ Jay F. Strauss
                                        ------------------------------------
                                        Name:   Jay F. Strauss
                                        Title:  Secretary

Dated: May 29, 2002




                               EXHIBIT INDEX

Exhibit No.       Description


  99.1 Computational Materials as prepared by the Registrant for an offering of $306,022,034 of Mortgage Pass-Through Certificates, Series 2002-3F pursuant to the Registration Statement



                                EXHIBIT 99.1

                          COMPUTATIONAL MATERIALS

         In accordance with Rule 311(h) of Regulation S-T, the
Computational Materials are being filed on paper on Form SE which was signed on May 29, 2002.